                                                                   EXHIBIT 10.23













                                WARRANT AGREEMENT





                                      among

                           AMERICAN HOMEPATIENT, INC.

                    THE FINANCIAL INSTITUTIONS PARTIES HERETO

                                       and

                         BANKERS TRUST COMPANY, AS AGENT

                            Dated as of May 25, 2001

                                TABLE OF CONTENTS

                                                                                PAGE
                                    ARTICLE 1

                                   DEFINITIONS

1.1    Definitions................................................................1
1.2    Other Defined Terms........................................................5

                                    ARTICLE 2

                              ISSUANCE OF WARRANTS

2.1    Initial Issuance...........................................................5
2.2    Percentage of Company Equity...............................................5
2.3    Representations and Warranties.............................................5
2.4    Warrant Certificates.......................................................7
2.5    Restricted Securities......................................................7
2.6    Legend.....................................................................7
2.7    Execution of Warrant Certificates..........................................7

2.8    REPRESENTATIONS AND WARRANTIES OF LENDERS AND AGENT........................7


                                   ARTICLE 3

                              EXERCISE OF WARRANTS

3.1    Manner of Exercise.........................................................8
3.2    When Exercise Effective....................................................9
3.3    Delivery of Certificates, Etc..............................................9
3.4    Cancellation of Tranche 2 Warrants.........................................9
3.5    Warrant Holder Not Deemed a Stockholder...................................10
3.6    Registration Rights.......................................................10

                                   ARTICLE 4

                                  ADJUSTMENTS

4.1    Stock Dividends, Splits, etc..............................................10
4.2    Distributions.............................................................10
4.3    Issuance of Common Stock (or Other Securities) Rights, Options,
       Warrants or Convertible Securities for Less Than Fair Value...............11
4.4    Adjustments for Mergers and Consolidations................................13
4.5    Notice of Adjustment of Exercise Price....................................16
4.6    Other Notices.............................................................16

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                PAGE
4.7    No Change in Warrant Terms on Adjustment..................................16
4.8    Treasury Shares...........................................................16
4.9    Consideration for Stock...................................................16
4.10   Determination of Consideration in Connection with Certain Acquisitions....17
4.11   Certain Events............................................................18
4.12   Corporate Action..........................................................18
4.13   No Dilution by Company....................................................18

                                  ARTICLE 5

                            WARRANT REGISTRATION

5.1    Registration..............................................................19
5.2    Transfer or Exchange......................................................19
5.3    Valid and Enforceable.....................................................19
5.4    Endorsement...............................................................19
5.5    Service Charge............................................................19
5.6    Payment of Taxes..........................................................20
5.7    Cancellation..............................................................20
5.8    Loss or Mutilation........................................................20
5.9    Agreement of Warrant Holders..............................................20

                                  ARTICLE 6

                       ADDITIONAL COMPANY OBLIGATIONS

6.1    Notification of Certain Events............................................21
6.2    Reservation; Due Authorization, Etc.......................................22
6.3    Compliance With Law.......................................................22
6.4    Listing of Warrant Shares.................................................22

                                  ARTICLE 7

                                MISCELLANEOUS

7.1    Notices...................................................................22
7.2    Governing Law and Consent to Forum........................................22
7.3    Alternative Dispute Resolution............................................23
7.4    Remedies..................................................................23
7.5    Right of Action...........................................................23
7.6    Benefits of this Agreement................................................23
7.7    Amendments................................................................23
7.8    Counterparts..............................................................24
7.9    Headings..................................................................24
7.10   Reservation of Rights.....................................................24

                                WARRANT AGREEMENT

                  THIS WARRANT AGREEMENT, is made and entered into as of May 25, 2001, by and among American HomePatient, Inc., a Delaware corporation (the "Company"), each of the financial institutions listed on the signature pages hereof (each a "Lender" and collectively the "Lenders") and Bankers Trust Company, as agent for the Lenders (the "Agent") pursuant to the Fifth Amended and Restated Credit Agreement, dated as of May 25, 2001 by and among the Company, as borrower, the Lenders and the Agent, as amended (the "Credit Agreement").

                                   WITNESSETH:

                  WHEREAS, in connection with the Credit Agreement, the Company has agreed to issue two series of warrants which, in aggregate, are exercisable to purchase up to 3,265,315 shares of the Company's Common Stock, $0.01 par value, constituting nineteen and nine hundred ninety-nine thousandths percent (19.999%) of the Company's outstanding shares of Common Stock, subject to adjustment and cancellation, in part, as provided herein, to the Lenders as partial consideration for the promises and covenants contained under the Credit Agreement; and

                  WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of such warrants and the rights of the holders thereof;

                  NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements set forth herein, the Company, the Agent and the Lenders hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  1.1 Definitions. As used herein, the following terms have the following respective meanings:

                  "AGENT" has the meaning given such term in the introduction hereto.

                  "AGREEMENT" means this Warrant Agreement, as it may hereafter be amended or modified.

                  "ACQUIRING COMPANY COMMON STOCK" means the common stock of the successor entity or acquirer in a reorganization, merger or consolidation transaction of the Company, or a transfer, sale or other disposition of all or substantially all of the assets of the Company.

                  "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; PROVIDED THAT, in determining the period within which certificates or Warrants are to be issued and delivered at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Fair Value of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading; AND PROVIDED FURTHER that any reference in this Agreement to "days" (unless Business Days are specified) shall mean calendar days.

                  "COMBINATION MERGER" has the meaning specified in Section 4.4(c).

                  "COMMON STOCK" means the Company's Common Stock, par value $0.01 per share.

                  "COMPANY" means American HomePatient, Inc., a Delaware corporation, and any successor entity or acquirer thereof in a reorganization, merger or consolidation transaction or a transfer, sale or other disposition of all or substantially all of its assets.

                  "CONVERTIBLE SECURITIES" means any stock or securities convertible or exercisable into or exchangeable for Common Stock (or Other Securities).

                  "CREDIT AGREEMENT" has the meaning given such term in the introduction hereto.

                  "EQUITY AND EQUITY LINKED SECURITIES" means Acquiring Company Common Stock, securities of any Person (corporate or otherwise) which are convertible into Acquiring Company Common Stock including preferred stock convertible into Acquiring Company Common Stock or debt securities convertible into Acquiring Company Common Stock (but in each case specifically excluding non-convertible preferred stock or non-convertible debt securities) that the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock (or Other Securities), or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock (or Other Securities).

                  "EQUITY MERGER" has the meaning specified in Section 4.4(a).

                  "EXERCISE PERIOD" means (a) with respect to a Tranche 1 Warrant, the period commencing on the Original Issue Date and ending on May 31, 2011 and (b) with respect to a Tranche 2 Warrant that has not been cancelled, the period commencing on September 30, 2001 and ending on September 29, 2011.

                  "EXERCISE PRICE" means $0.01 per share, as adjusted pursuant to Article 4.

                  "FAIR VALUE" means (a) with respect to property other than cash, Common Stock (or Other Securities), Equity and Equity Linked Securities, Non-Equity Securities or Convertible Securities, the fair value thereof as determined reasonably and in good faith by the Board of Directors of the Company, (b) if the Company's Common Stock (or Other Securities) is not traded on a public market, the fair value thereof as determined reasonably and in good faith by the Board of Directors of the Company, (c) if the Company shall have effected a public offering of Common Stock (or Other Securities) and the Common Stock (or Other Securities) is actively traded on a public market, Fair Value means, with respect to Common Stock (or Other Securities), in each case if such security is listed on one or more stock exchanges or quoted on the National Market System of NASDAQ (the "National Market System"), the average of the closing sales prices of a share of such Common Stock (or, if Other Securities, in the minimum denomination in which such securities are traded) on the primary national or regional stock exchange on which such security is listed or on the National Market System if quoted thereon, or if the Common Stock (or Other Securities) is not so listed or quoted but is traded in the over-the-counter market (other than the National Market System), the average of the closing bid and asked prices of a share of such Common Stock (or Other Securities) in each case for the 30 Business Days (or such lesser number of Business Days as such Common Stock (or Other Securities) shall have been so listed, quoted or traded) next preceding the date of measurement; PROVIDED, HOWEVER, that if no such sales price or bid and asked prices have been quoted during the preceding 30-Business Day period or there is otherwise no established trading market for such security, then "Fair Value" means the value of such Common Stock (or Other Securities) as determined reasonably and in good faith by the Board of Directors of the Company; PROVIDED FURTHER, HOWEVER, that in the event the current market price of a share of such Common Stock (or of the minimum traded denomination of such Other Securities) is determined during a period following the announcement by the Company of (i) a dividend or distribution on the Common Stock (or Other Securities) payable in shares of Common Stock (or Other Securities), or (ii) any subdivision, combination or reclassification of the Common Stock (or Other Securities), and prior to the expiration of 30 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "Fair Value" shall be appropriately adjusted to take into account ex-dividend trading, or (d) with respect to Equity and Equity Linked Securities, Non-Equity Securities or Convertible Securities, Fair Value shall be determined in substantially the same manner as Fair Value of Common Stock (or Other Securities) is to be determined in accordance with clauses (b) and (c) above. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock (or Other Securities) or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other Person or the merger of any other Person with or into the Company, the Fair Value of the Common Stock (or Other Securities) so issued shall be determined as of the date the number of shares of Common Stock (or Other Securities) or Convertible Securities was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock (or Other Securities) or Convertible Securities. Notwithstanding anything herein to the contrary, if any holder of Warrants contests any determination made by the Board of Directors of the Company related to any of the Fair Value determinations other than a determination made by reference to trading prices during the preceding 30-Business Day period, then Fair Value shall be determined pursuant to the procedures set forth in Section 7.3.

                  "LENDERS" has the meaning given such term in the introduction hereto.

                  "NON-EQUITY MERGER" has the meaning specified in Section
4.4(b).

                  "NON-EQUITY SECURITIES" means all securities of the successor entity or acquirer in a reorganization, merger or consolidation transaction of the Company, or a transfer, sale or other disposition of all or substantially all of the assets of the Company other than Equity and Equity-Linked Securities.

                  "ORIGINAL ISSUE DATE" means June 1, 2001.

                  "OTHER SECURITY" or "OTHER SECURITIES" means (a) any stock (other than Common Stock and Non-Equity Securities) and other securities of the Company or any other Person (corporate or otherwise) that the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or (b) that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or any successor security thereto.

                  "PERSON" means any individual, partnership, limited liability company, association, joint venture, corporation, insurance company, business, trust, unincorporated organization, government or department, agency or subdivision thereof, or other person or entity.

                  "REGISTRATION RIGHTS AGREEMENT" means an agreement among the Company, the Agent and the Lenders, substantially in the form of Exhibit C hereto, providing to the Warrant Holders rights to have the Warrant Shares publicly registered by the Company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "TRANCHE 1 WARRANTS" means, collectively, any and all Warrants issued to the Lenders pursuant to Section 2.1(a) or Section 2.2 and evidenced by a Tranche 1 Warrant Certificate.

                  "TRANCHE 1 WARRANT CERTIFICATE" means a certificate in substantially the form attached hereto as Exhibit A.

                  "TRANCHE 2 WARRANTS" means, collectively, any and all Warrants issued to the Lenders pursuant to Section 2.1(b) or Section 2.2 and evidenced by a Tranche 2 Warrant Certificate.

                  "TRANCHE 2 WARRANT CERTIFICATE" means a certificate in substantially the form attached hereto as Exhibit B.

                  "WARRANT CERTIFICATES" means, collectively, the Tranche 1 Warrant Certificates and the Tranche 2 Warrant Certificates.

                  "WARRANT HOLDER" means initially each Lender and thereafter each Person to whom a Lender or other Warrant Holder may transfer any Warrants.

                  "WARRANTS" means, collectively, the Tranche 1 Warrants and the Tranche 2 Warrants.

                  "WARRANT SHARES" mean each share of Common Stock (or Other Securities) issued or issuable upon the exercise of the Warrants.

                  1.2 Other Defined Terms. Capitalized terms used, but not defined herein, shall have the meanings given them in the Credit Agreement.

                                   ARTICLE 2

                              ISSUANCE OF WARRANTS

                  2.1 Initial Issuance. On the Original Issue Date, Company shall deliver to the Agent: (a) Tranche 1 Warrant Certificates duly executed by Company in the name of each Lender for the aggregate number of Tranche 1 Warrants set forth opposite such Lender's name on Schedule 1 hereto, (b) Tranche 2 Warrant Certificates duly executed by Company in the name of each Lender for an equivalent number of Tranche 2 Warrants, and (c) a duly executed copy of the Registration Rights Agreement. On the Original Issue Date, each of the Lenders shall deliver to the Agent duly executed copies of the Registration Rights Agreement.

                  2.2 Percentage of Company Equity. Company represents and warrants that the Warrants issued pursuant to Section 2.1, assuming all such Warrants were exercisable and had been exercised on the Original Issue Date, are sufficient to purchase a number of shares representing at least nineteen and nine hundred ninety-nine thousandths percent (19.999%) of the shares of the Company's Common Stock outstanding on the Original Issue Date ("Minimum Warrant Requirement"). If for any reason the number of Warrants issued in connection herewith is less than the Minimum Warrant Requirement, then Company shall deliver to the Agent on behalf of the each Lender Warrant Certificates for the number of Warrants as is necessary to raise the total number of Warrants issued and delivered pursuant to Section 2.1 to the Minimum Warrant Requirement; such Warrants shall be issued to each Lender in accordance with each Lender's pro rata share as set forth on Schedule 1 hereto; fifty percent (50%)of such Warrants shall be issued as Tranche 1 Warrants and fifty percent (50%) shall be issued as Tranche 2 Warrants.

                  2.3 Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Company represents and warrants to the Agent and to each of the Lenders as of the date of execution hereof and as of the Original Issue Date, which representations and warranties shall survive the execution and delivery of this Agreement and the issuance of the Warrants:

                           (a) The Company is duly organized, validly existing
                  and in good standing under the laws of the State of Delaware.

                           (b) The Company has the corporate power to execute,
                  deliver and perform the terms and provisions of this Agreement and the Warrants and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Warrants.

                           (c) The Company has duly executed and delivered this
                  Agreement and, upon the issuance thereof, will have duly executed and delivered the Warrant Certificates.

                           (d) This Agreement constitutes and, upon the
                  execution and delivery thereof, the Warrant Certificates will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                           (e) Neither the execution and delivery of this
                  Agreement or the Warrant Certificates, nor the compliance by the Company with the terms and provisions hereof or thereof:
                  (i) will contravene any provision of any law, statute, rule, regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property or assets is bound or to which any of them is subject, or (iii) violate any provision of its Certificate of Incorporation or Bylaws.

                           (f) No order, consent, approval, license,
                  authorization or validation of, or filing, recording or registration with or exemption by, any governmental instrumentality is required to authorize, or is required in connection with (i) the execution, delivery or performance by the Company of this Agreement or the Warrants, or (ii) the legality, validity, binding effect or enforceability of this Agreement or the Warrants.

                           (g) 16,327,389 shares of Common Stock are issued and
                  outstanding on the date hereof and will be issued and outstanding on the Original Issue Date, and other than such shares of Common Stock the Company has not issued any shares of preferred or other class of stock or equity securities nor any other warrants, options or other rights to purchase Common Stock or Convertible Securities, other than approximately 3,081,478 options that have been issued pursuant to the Company's directors and employee stock option plans, all of which were issued at the closing price of the Common Stock on the day next preceding the date of grant.

                  2.4 Warrant Certificates. Each Warrant Certificate shall be dated as of the date on which it is signed by the Company, which shall be on the Original Issue Date and, in the event of a division, exchange, substitution or transfer of any of the Warrants, on the date of such event. The Warrant Certificate may have such further legends and endorsements stamped, printed, lithographed or engraved thereon as the Company reasonably may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed.

                  2.5 Restricted Securities. The Company and each Lender acknowledges that the Warrants are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in limited circumstances. In this regard, the Company and each Lender represents that it is familiar with SEC Rule 144, as presently in effect, and that it understands the resale limitations imposed thereby and by the Securities Act.

                  2.6 Legend. The Warrant Certificates issued on the Original Issue Date, at any time during the following two years and at any time that the Warrant Holder is an affiliate of the Company (as defined in SEC Rule 144(a)(1)) shall bear the following legend:

                  "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required."

                  2.7 Execution of Warrant Certificates. Warrant Certificates shall be executed on behalf of the Company by its President, any Vice President, its Treasurer or its Secretary, either manually or by facsimile signature printed thereon.

                  2.8 Representations and Warranties of Lenders and Agent. In order to induce the Company to enter into this Agreement, each of the Lenders represents and warrants to the Company as of the date of execution hereof and as of the Original Issue Date, which representations and warranties shall survive the execution and delivery of this Agreement and the issuance of the Warrants, that:

                           (a) the Company has made available to such Lender, or
                  to representatives of such Lender, the opportunity to ask questions of its officers and to acquire such additional information about the business and financial condition of the Company as such Lender has requested (including but not limited to any government investigations and pending or threatened claims against the Company);

                           (b) each Lender or representatives of such Lender,
                  have reviewed the public securities filings of the Company including, but not limited to, the Company's 2000 Annual Report on Form 10-K filed on April 17, 2001 and its Quarterly Report for the first quarter of fiscal year 2001 filed on May 15, 2001 (the "Disclosure Documents");

                           (c) such Lender has performed such additional due
                  diligence as it and its advisors have deemed prudent;

                           (d) such Lender is an "Accredited Investor" as such
                  term is defined in Rule 501 of Regulation D;

                           (e) such Lender has the power and authority to
                  execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

                           (f) such Lender does not have any current plan,
                  agreement, arrangement or understanding to make investment decisions relating to the exercise of the Warrants or voting decisions relating to the underlying Common Stock upon exercise thereof;

                           (g) the Warrants are being acquired by such Lender
                  solely for such Lender's own account, for investment, with no present intention of making or participating in a distribution thereof within the meaning of the Securities Act;

                           (h) the financial condition of such Lender is such
                  that it can bear the risk of this investment indefinitely; and

                           (i) the offer and sale of the Warrants to such Lender
                  was made at the location set forth on the signature pages to the Registration Rights Agreement.

                                   ARTICLE 3

                              EXERCISE OF WARRANTS

                  3.1 Manner of Exercise. All or any of the Warrants represented by a Warrant Certificate may be exercised by the registered holder thereof during normal business hours on any Business Day, by surrendering such Warrant Certificate, with the subscription form set forth therein duly executed by such holder, by hand or by mail to the Company at its office addressed to the Corporate Secretary at the Company's principal executive offices as provided in Section

7.1, along with payment in an amount equal to the total Exercise Price for all Warrants being exercised for the number of shares of Common Stock (or Other Securities) in respect of which such Warrants are then being exercised, payable as follows: (a) by payment to the Company of the Exercise Price in cash, by check or wire transfer of funds, provided that a registration statement is in effect with respect to the Common Stock to be issued upon exercise of the Warrants or the Company has received an opinion of counsel satisfactory to the Company that such registration is not required; (b) by surrender to the Company for cancellation of securities of the Company having a Fair Value (or, in the case of securities other than Common Stock (or Other Securities), fair value determined in substantially the same manner as Fair Value of Common Stock (or Other Securities) is to be determined pursuant to this Agreement) on the date of exercise equal to the Exercise Price for such shares; or (c) by surrender to the Company for cancellation of notes or debt securities of the Company having a principal balance plus accrued interest on the date of exercise equal to the Exercise Price for such shares or (b) by a combination of the methods described in clauses (a), (b) and (c) above.

                  3.2 When Exercise Effective. Each exercise of any Warrant pursuant to Section 3.1 shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Warrant Certificate representing such Warrant, duly executed, with accompanying payment, shall have been delivered as provided in Section 3.1, and at such time the Person or Persons in whose name or names the certificate or certificates for Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 3.3 shall be deemed to have become the holder or holders of record thereof.

                  3.3 Delivery of Certificates, Etc. As promptly as practicable after the exercise of any Warrant by a Warrant Holder, and in any event within five (5) Business Days thereafter, the Company at its expense (other than as to payment of transfer taxes which will be paid by the Warrant Holder) will cause to be issued and delivered to such Warrant Holder, or as such Warrant Holder may otherwise direct in writing (subject to Section 5.6), a Warrant Certificate or Warrant Certificates for the number of shares of Common Stock (or Other Securities) to which such Warrant Holder is entitled, plus cash in lieu of issuance of fractional shares (rounded to the nearest $0.01). In the event less than all the Warrants represented by a Warrant Certificate are exercised by a Warrant Holder, the Company shall promptly issue and deliver in the name of such Warrant Holder or as such Warrant Holder may otherwise direct in writing (subject to Section 5.6), in conjunction with such certificate or certificates, a new Warrant Certificate or Certificates of the same tenor and for the aggregate number of Warrants that were not exercised.

                  3.4 Cancellation of Tranche 2 Warrants. In the event that, prior to September 30, 2001, the Loans and all other Obligations have been paid in full and all Letters of Credit have been cancelled, expired or otherwise provided for to the satisfaction of the Issuing Bank and the Revolving Loan Commitments have been terminated, the Tranche 2 Warrant Certificates shall be automatically cancelled and shall no longer be of any force or effect. In such event, each Lender agrees to return promptly to the Company, upon request, each Tranche 2 Warrant Certificate issued to it which has been cancelled as provided herein.

                  3.5 Warrant Holder Not Deemed a Stockholder. Prior to the exercise of any Warrants, no Warrant Holder (solely by reason of holding Warrants) shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or, except as otherwise provided herein, to receive any notice of meetings of stockholders, and no such Warrant Holder shall be entitled to receive notice of any proceedings of the Company except as provided in this Agreement. Nothing contained in this Agreement shall be construed as imposing any liabilities on such Warrant Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  3.6 Registration Rights. Each Warrant Holder shall be entitled to the registration rights set forth in the Registration Rights Agreement.

                                   ARTICLE 4

                                   ADJUSTMENTS

                  4.1 Stock Dividends, Splits, etc. In case the Company shall at any time after the Original Issue Date (a) pay a dividend or make a distribution on its Common Stock (or Other Securities) which is paid or made (i) in Common Stock (or Other Securities) or (ii) in rights to purchase Common Stock (or Other Securities) if such rights are not exercisable or separable from the Common Stock except upon the occurrence of a contingency, (b) subdivide its outstanding Common Stock (or Other Securities) into a greater number of shares of Common Stock (or Other Securities), (c) combine its outstanding shares into a smaller number of shares of Common Stock (or Other Securities) or (d) issue by reclassification of its Common Stock (or Other Securities) other securities of the Company, then, in any such event the number of Warrant Shares purchasable upon the exercise of each of the respective Warrants immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive upon exercise of such Warrants the number of shares of Common Stock (or Other Securities) that he, she or it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrants been exercised immediately prior to the happening of such event. The Exercise Price for the Warrants provided for herein for each Warrant Share shall also be adjusted up or down by a percentage equal to the inverse proportion in the diminution or increase in the number of outstanding shares of Common Stock (or Other Securities) as a result of the happening of any of the above events, so that the Exercise Price of the Warrants provided for herein for all Warrant Shares shall not increase or decrease as a result of such an event. Adjustments made pursuant to this paragraph shall become effective immediately after the opening of business on the next Business Day following the record date in the case of dividends or other distributions and shall become effective immediately after the opening of business on the next Business Day following the effective date in the case of a subdivision, combination or reclassification.

                  4.2 Distributions. If after the date hereof the Company shall distribute to all holders of its shares of Common Stock (or Other Securities) evidences of its indebtedness or assets (excluding cash distributions made as a dividend payable out of earnings or out of surplus determined in accordance with generally accepted accounting principles and legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or rights to subscribe to shares of Common Stock (or Other Securities), then in each such case the Exercise Price of the Warrants provided for herein in effect immediately prior to such distribution shall be adjusted to an amount determined by multiplying the Exercise Price by a fraction, (a) the numerator of which is the Fair Value of a share of the Common Stock (or Other Securities) at the date of such distribution less the Fair Value of the assets or evidences of indebtedness so distributed on a per share of Common Stock (or Other Securities) basis outstanding at the date of such distribution and (b) the denominator of which is the Fair Value of a share of Common Stock (or Other Securities) at such date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or surplus are charged an amount equal to the Fair Value of such dividend.

                  4.3 Issuance of Common Stock (or Other Securities) Rights, Options, Warrants or Convertible Securities for Less Than Fair Value.

                  (a) Less than Fair Value Calculations. If at any time or from time to time after the Original Issue Date (i) shares of Common Stock (or Other Securities) shall be issued, distributed or sold to any Person for less than Fair Value, (ii) the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options or warrants for the purchase of (A) Common Stock (or Other Securities) or (B) Convertible Securities, whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock (or Other Securities) is issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of such Convertible Securities (determined as set forth in Section 4.3(b)) is less than the Fair Value of such Common Stock (or Other Securities) determined as of the date of the granting of such rights or options or warrants, or (iii) the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock (or Other Securities) is issuable upon such conversion or exchange (determined as set forth in Section 4.3(b)) shall be less than the Fair Value of such Common Stock (or Other Securities) determined as of the date of such issuance or sale of such Convertible Securities, (the Common Stock (or Other Securities) set forth in clause (i) and the maximum number of shares of Common Stock (or Other Securities) issued underlying the securities set forth in clauses (ii) and (iii), determined as of the date of the grant, issuance or sale of such securities, as the case may be, being referred to herein as the "Below Fair Value Shares"), then adjustments to the Exercise Price and the number of Warrant Shares in respect of the Warrants shall be made in accordance with Section 4.3(d) hereof. For purposes of such adjustments, all Below Fair Value Shares underlying the securities set forth in clauses (ii) and (iii) above shall be deemed to have been issued or sold as of the date of the grant, issuance or sale of such securities set forth in clauses
(ii) and (iii) above.

                  (b) Rights, Options, Warrants, Convertible Securities. For purposes of this Agreement, and except as otherwise provided herein, the Common Stock (or Other Securities) underlying any rights, options, warrants or Convertible Securities shall be deemed to have been issued for a consideration per share determined by dividing:

                  (i) the total amount, if any, received and receivable by the Company as consideration for the issuance, sale, grant or assumption of the relevant rights, options, warrants or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision thereof for subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such rights, options or warrants or the conversion or exchange of such Convertible Securities (and in the case of rights, options or warrants for Convertible Securities, the exercise of such rights, options or warrants and the conversion or exchange of such Convertible Securities), by

                  (ii) the maximum number of shares of Common Stock issuable (as set forth in the instruments relating thereto, without regard to any provision thereof for subsequent adjustment of such number) upon the exercise of such rights, options or warrants or the conversion or exchange of such Convertible Securities (and in the case of rights, options or warrants for Convertible Securities, the exercise of such rights, options or warrants and the conversion or exchange of such Convertible Securities).

                  (c) Changes in Purchase Price for Rights, Options, Warrants, Etc. For purposes of this Agreement, upon the happening of any of the following events, namely, if the purchase price provided for in any right, option or warrant referred to in clause (ii) of Section 4.3(a), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Security referred to in clause (ii) or (iii) of Section 4.3(a), or the rate at which any Convertible Securities referred to in clause (ii) or (iii) of Section 4.3(a) are convertible into or exchangeable for Common Stock (or Other Securities), shall change at any time, such change shall be treated as if it were a new issuance of such securities. The parties agree that the purpose of this clause is to protect the holders of the Warrants against further dilution pursuant to changes in the terms of such securities which are not otherwise accounted for under this Article 4, and the provisions of this Section 4.3(c) shall be interpreted accordingly.

                  (d) (i) Adjustment to Exercise Price. If and whenever subsequent to the issuance of the Warrants the Company shall issue or sell any Below Fair Value Shares, then, forthwith upon such issue or sale, the Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock (or Other Securities) outstanding immediately prior to such issue or sale multiplied by the Fair Value of the Common Stock (or Other Securities) immediately prior to such issue or sale plus (B) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (X) the total number of shares of Common Stock outstanding immediately after such issue or sale (i.e., giving effect to such issue or sale of Below Fair Value Shares), multiplied by (Y) the Fair Value of the Common Stock (or Other Securities) immediately prior to such issue or sale.

                  (i) Adjustment to Warrant Shares. Upon each adjustment of the Exercise Price pursuant to section 4.3(d)(i), the holders of the Warrants shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.4 Adjustments for Mergers and Consolidations.

                  (a) Equity Mergers. In case the Company, after the date hereof, shall effect a reorganization, shall merge or consolidate with another Person or shall sell, transfer or dispose of all or substantially all of its property, assets or business in each case in exchange for Equity and Equity Linked Securities (but not, in any event, for cash or cash-equivalents) of the successor entity or the acquirer (an "Equity Merger"), then, in the case of any such Equity Merger, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Warrant Agreement, the Warrant Holders, upon the exercise thereof at any time after the consummation of such Equity Merger (subject to the Exercise Period), shall be entitled to receive (at the Exercise Price in effect at the time of the transaction for all Common Stock (or Other Securities) issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the greatest amount of Equity and Equity Linked Securities to which such Warrant Holder would have been entitled as a holder of Common Stock (or Other Securities) upon such consummation if such Warrant Holder had exercised the rights represented by the Warrants held by such holder immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 4.1, 4.2 and 4.3 hereof.

                  Upon any Equity Merger, the Warrants shall continue in full force and effect after the consummation of such reorganization, consolidation, merger or transfer, as the case may be. The Company shall not effect any Equity Merger unless prior to the consummation thereof the successor or acquiring entity shall, by written instrument executed and mailed to each registered Warrant Holder at the last address of such Warrant Holder appearing on the books of the Company, (i) assume the obligation to deliver to such Warrant Holder such Equity and Equity Linked Securities as such Warrant Holder may be entitled in accordance with the foregoing provisions of this Section 4.4(a), and (ii) agree to be bound by all the terms of the Warrants to the same extent as if the successor or acquiring entity were the Company hereunder.

                  (b) Non-Equity Mergers. If the Company shall effect a reorganization, shall merge or consolidate with another Person or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business, as a result of which transaction the holders of Common Stock (or Other Securities) shall be entitled to cash, cash-equivalent consideration, Non-Equity Securities or other property (other than Equity and Equity-Linked Securities) (such transaction, a "Non-Equity Merger"), then:

                  (i) Cash or Other Property. If the consideration to be received in the Non-Equity Merger is cash, cash-equivalents or such other property (other than Non-Equity

Securities) (with any such other property valued at its Fair Value), (such consideration, the "Non-Equity Consideration") then:

                       (A) In the Money. In the event that the Exercise Price of any Warrant is less than the amount of Non-Equity Consideration on a per share basis of Common Stock (or Other Securities) paid in such Non-Equity Merger (the "Per Share Consideration Paid"), the Warrant Holder, upon surrender and cancellation thereof, before or concurrently with the consummation of such Non-Equity Merger shall be entitled to receive a payment, solely in the form of such Non-Equity Consideration, from the Company or the successor or acquiring entity, per Warrant Share equal to the difference between the Per Share Consideration Paid and such Exercise Price in effect at the time of the transaction (the "Price Difference");

                       (B) Out of the Money. In the event that the Exercise Price of any Warrant is greater than the Per Share Consideration Paid, the Warrant Holder, upon surrender and cancellation thereof, before or concurrently with the consummation of such Non-Equity Merger shall be entitled to receive from the Company or the successor or acquiring entity consideration, solely in the form of such Non-Equity Consideration, from the Company or the successor or acquiring entity equal to the theoretical value of such Warrant, at the time of the consummation of such transaction (assuming no such Non-Equity Merger as further detailed below) as reasonably determined by the Board of Directors of the Company in good faith utilizing such assumptions as are applicable under customary investment banking practices and as are consistent with this Agreement.

                  (ii) Non-Equity Combination Merger. If the consideration to be received is (x) solely Non-Equity Securities, or (y) a combination of (A) cash, cash-equivalents and/or other property (other than Equity and Equity-Linked Securities), and (B) Non-Equity Securities (any such merger, a "Non-Equity Combination Merger"), then

                       (A) Determination of Non-Equity Combination Per Share Consideration Paid. The Non-Equity Combination Per Share Consideration Paid for purposes of determining the considerations to be received by Warrant Holders in such circumstances shall be calculated by adding (A) the value of any cash and/or other property (the value of such other property to be its Fair Value) to be paid, plus (B) a value that shall be equal to the Fair Value of the Non-Equity Securities being received in the merger or sale transaction, all on a per share basis of Common Stock (or Other Securities) (the sum of (A) and (B) being the "Non-Equity Combination Per Share Consideration Paid"); and

                       (B) Form and Amount of Consideration. A Warrant Holder, upon surrender and cancellation thereof, before or concurrently with the consummation of such Non-Equity Combination Merger shall be entitled to receive consideration, solely in the form and/or in the relative amounts of the Non-Equity Combination Per Share Consideration Paid, from the Company or the successor or acquiring entity per Warrant Share as follows:

                           (I) In the Money. In the event that the Exercise
                  Price of any Warrant is less than the amount of Non-Equity Combination Per Share Consideration Paid, the Warrant Holder shall be entitled to receive consideration equal to the difference between the Non-Equity Combination Per Share Consideration Paid and such Exercise Price in effect at the time of the transaction;

                           (II) Out of the Money. In the event that the Exercise
                  Price of any Warrant is greater than the amount of Non-Equity Combination Per Share Consideration Paid, the Warrant Holder shall be entitled to receive consideration with a Fair Value equal to the theoretical value of such Warrant applying substantially the same principles as are set forth in Section 4.4(b)(i)(B).

                  (iii) Assumption of Obligations. The Company shall not effect any Non-Equity Merger (including any Non-Equity Combination Merger) unless prior to the consummation thereof the successor or acquiring entity shall, by written instrument executed and mailed to each registered Warrant Holder at the last address of such Warrant Holder appearing on the books of the Company, assume the obligation to deliver to such Warrant Holder such consideration as such Warrant Holder may be entitled to in accordance with the foregoing provisions of this
Section 4.4(b).

                  (c) Non-Equity Merger and Equity Merger Combination. In case the Company, after the date hereof, shall effect a reorganization, shall merge or consolidate with another Person or shall sell, transfer or dispose of all or substantially all of its property, assets or business which would qualify, in part, as an Equity Merger, and, in part, as a Non-Equity Merger (including any Non-Equity Combination Merger) (a "Combination Merger"), then the provisions of
Section 4.4(a) shall apply with appropriate adjustments consistent with the intent of the parties hereto; it being the agreement of the parties hereto that the Warrants shall survive such transaction and be exercisable only for Equity and Equity-Linked Securities of the successor or acquiring entity in the manner provided for in respect of an Equity Merger, with an equitable adjustment of the Exercise Price to compensate the Warrant Holders for the Fair Value of that portion of the per share consideration payable to the holders of Common Stock (or Other Securities) in such Combination Merger that is not Equity and Equity-Linked Securities.

                  Upon any Combination Merger, the Warrants shall continue in full force and effect after the consummation of such reorganization, consolidation, merger or transfer, as the case may be. The Company shall not effect any Combination Merger unless prior to the consummation thereof the successor or acquiring entity shall, by written instrument executed and mailed to each registered Warrant Holder at the last address of such Warrant Holder appearing on the books of the Company, (i) assume the obligation to deliver to such Warrant Holder such securities as such Warrant Holder may be entitled to acquire in accordance with the foregoing provisions of this Section 4.4(c), and
(ii) agree to be bound by all the terms of the Warrants.

                  (d) Successive Mergers, Reorganizations, Etc. Subject to
Section 4.5 hereof, subsequent to any Equity Merger or Combination Merger, the provisions of this Section 4.4 shall similarly apply to successive reorganizations, mergers, consolidations, sales, transfers or dispositions.

                  4.5 Notice of Adjustment of Exercise Price. Whenever the Exercise Price and securities issuable upon exercise of the Warrants shall be adjusted as provided in this Article 4, the Company shall forthwith send a statement to each Warrant Holder, signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, stating in detail the facts requiring such adjustment, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants, with such statement being accompanied by an opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized standing selected by the Board of Directors of the Company, which opinion shall confirm the mathematical accuracy of the information in such statement. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each registered Warrant Holder at his, her or its address appearing on the Warrant register.

                  4.6 Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in Sections 4.1, 4.2, 4.3 or 4.4, the Company shall give notice to each registered Warrant Holder in the manner set forth in Section 4.5, which notice shall specify, in the case of action of the type specified in Section 4.2, 4.3 or 4.4, the date on which a record shall be taken with respect to any such action. Such notice shall be given, in the case of any action of the type specified in Section 4.2, 4.3 or 4.4, at least twenty days prior to the record date with respect thereto. Where appropriate, such notice may be included as part of a notice required to be mailed under the provisions of Section 4.5.

                  4.7 No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of shares of Common Stock (or Other Securities) issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

                  4.8 Treasury Shares. Shares of Common Stock (or Other Securities) at any time owned or held by or for the account of the Company shall not be deemed to be outstanding for the purposes of any computation under this
Article 4 and the disposition (but not a cancellation of such Shares by the Company) of any such shares shall be considered an issuance or sale of Common Stock (or Other Securities) for the purpose of this Article 4.

                  4.9 Consideration for Stock. In case any shares of Common Stock (or Other Securities), or Convertible Securities or any rights or options or warrants to purchase any such Common Stock (or Other Securities) or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock (or Other Securities) or Convertible Securities or any rights or options or warrants to purchase any such Common Stock (or Other Securities) or Convertible Securities shall be issued or sold in whole or in part for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Value of such consideration, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock (or Other Securities) or Convertible Securities or any rights or options or warrants to purchase any such Common Stock (or Other Securities) or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation or corporations as shall be attributable to such Common Stock (or Other Securities), Convertible Securities, rights, options or warrants, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock (or Other Securities) computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock (or Other Securities) issuable upon exercise of the Warrants immediately prior to such merger, conversion or sale, for purposes of
Section 4.4 shall be made after giving effect to such adjustment of the Exercise Price. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Company the provisions relating to the valuation of the consideration received of this Section 4.9 are not strictly applicable or if strictly applicable would not fairly and practicably protect the rights of the Warrant Holder, the Board of Directors shall, in good faith, determine the value of the consideration received.

                  4.10 Determination of Consideration in Connection with Certain Acquisitions. Anything in Section 4.9 to the contrary notwithstanding, in the case of an acquisition where all or part of the purchase price is payable in Common Stock (or Other Securities) or Convertible Securities but is stated as a dollar amount, where the Company upon making the acquisition pays only part of a maximum dollar purchase price which is payable in Common Stock (or Other Securities) or Convertible Securities and where the balance of such purchase price is deferred or is contingently payable under a formula related to earnings over a period of time, (a) the consideration received for any Common Stock (or Other Securities) or Convertible Securities delivered at the time of the acquisition shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then paid in Common Stock (or Other Securities) or Convertible Securities bears to the total maximum dollar purchase price payable in Common Stock (or Other Securities) or Convertible Securities, and (b) in connection with each issuance of additional Common Stock (or Other Securities) or Convertible Securities pursuant to the terms of the agreement relating to such acquisition, the consideration received shall be deemed to be that portion of the dollar purchase price then and theretofore paid pursuant to such agreement in Common Stock (or Other Securities) or Convertible Securities multiplied by a fraction, the numerator of which shall be such number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then issued pursuant to such agreement and the denominator of which shall be the total number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then and theretofore issued under such agreement. In the event that only a part of the purchase price for an acquisition is paid in Common Stock (or Other Securities) or Convertible Securities in the manner referred to in this Section 4.10, the term "total consideration" as used in this Section 4.10 shall mean that part of the aggregate consideration as is fairly allocable to the purchase price paid in Common Stock (or Other Securities) or Convertible Securities in the manner referred to in this Section 4.10, as reasonably determined in good faith by the Board of Directors of the Company.

                  4.11 Certain Events. If any event occurs as to which in the reasonable and good faith opinion of the Board of Directors of the Company the other provisions of this Article 4 are not strictly applicable or if strictly applicable would not fairly and practicably protect the rights of the Warrant Holder in accordance with the essential intent and principles of such provisions, then such Board shall make an equitable adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights.

                  4.12 Corporate Action. If pursuant to the terms of this
Article 4 the Exercise Price is adjusted such that the Exercise Price per Warrant Share would be less than the par value of such Warrant Share, then the Exercise Price per Warrant Share after such adjustment shall not be the price as calculated by the adjustment but instead shall be the par value of such Warrant Share, provided that this subsection shall not affect the number of Warrant Shares purchasable upon the exercise of the Warrants and the number of Warrant Shares purchasable upon exercise of the Warrants shall be the number as calculated by the adjustment.

                  4.13 No Dilution by Company. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action or omission, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or any of the Warrants issued hereunder, but will at all times in good faith observe and perform all such terms and take all such action as may be necessary or appropriate in order to protect the rights of each Warrant Holder of a Warrant against dilution or other impairment of the kind specified herein; PROVIDED, HOWEVER, that, subject to compliance with the applicable provisions of this Agreement, the Company shall not be prohibited by this Section 4.13 or by any provision of this Agreement from making decisions providing for, INTER ALIA, the merger or consolidation of the Company or the sale of its assets which transactions, in the reasonable judgment in good faith of the Company's Board of Directors, are in the best interests of the Company and the stockholders. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of any Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, (c) will not take any action that results in any adjustment of the shares issuable upon exercise of the Warrants if the total number of shares of Common Stock (or Other Securities) issuable after such action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise, (d) will not issue any capital stock of any class that is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless such stock is sold for a consideration at least equal to the amount of such preference upon voluntary or involuntary dissolution, liquidation or winding-up and (e) will not take any other action that would dilute or impair the right of the registered Warrant Holders to purchase, in the aggregate, if all such Warrants were exercised on the Original Issue Date, a number of shares of Common Stock (or Other Securities) representing at least nineteen and nine hundred ninety-nine thousandths percent (19.999%) of the Common Stock of the Company issued and outstanding on the Original Issue Date (or, if the Tranche 2 Warrants are cancelled as provided in Section 3.4, nine and nine hundred ninety-nine thousandths percent (9.999%)).

                                   ARTICLE 5

                              WARRANT REGISTRATION

                  5.1 Registration. The Warrant Certificates shall be issued in registered form only and shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be delivered. The Company shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and of transfers or exchanges of Warrant Certificates as provided in this Agreement. Such register shall be maintained at the office of the Company located at the address therefor as provided in Section 7.1. Such register shall be open for inspection upon notice at all reasonable times by each Warrant Holder.

                  5.2 Transfer or Exchange. At the option of the holder, Warrant Certificates may be exchanged or transferred for other Warrant Certificates for a like aggregate number of Warrants and like kind, upon surrender of the Warrant Certificates to be exchanged at the office of the Company maintained for such purpose at the address therefor as provided in Section 7.1, and upon payment of the charges herein provided. Whenever any Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute the Warrant Certificates that the holder making the exchange is entitled to receive.

                  5.3 Valid and Enforceable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                  5.4 Endorsement. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by an instrument of transfer in form reasonably satisfactory to the Company and duly executed by the registered holder thereof or such holder's officer or representative duly authorized in writing.

                  5.5 Service Charge. No service charge shall be made for a request by any Warrant Holder to transfer or exchange any Warrant Certificates.

                  5.6 Payment of Taxes. The Company will pay any and all documentary stamp or similar issue taxes payable to the United States of America or any State, or any political subdivision or taxing authority thereof or therein, in respect of the issuance or delivery of shares of Common Stock (or Other Securities) upon exercise of the Warrants, PROVIDED that the Company shall not be required to pay any tax that may be payable in respect of any transfer of a Warrant or Warrants or any transfer involved in the issuance and delivery of Common Stock (or Other Securities) in a name other than that of the registered Warrant Holder of the Warrants to be exercised, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been paid.

                  5.7 Cancellation. Any Warrant Certificate surrendered for registration of transfer, exchange, exercise or cancellation of the Warrants represented thereby shall, if surrendered to the Company, be promptly canceled by the Company. Any such Warrant Certificate shall not be reissued by the Company and, except as provided in Section 5.2 in case of an exchange or transfer, in Section 5.8 in case of a mutilated Warrant Certificate and in
Article 3 in case of the exercise of less than all the Warrants represented thereby, no Warrant Certificate shall be issued hereunder in lieu thereof.

                  5.8 Loss or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of an indemnity bond reasonably satisfactory to it in form and amount, or in the case of mutilation upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser or cancelled as provided in Section 3.4, the Company shall execute and deliver to the registered holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 5.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 5.8 in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen, destroyed or mutilated Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Section 5.8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                  5.9 Agreement of Warrant Holders. Every Warrant Holder, by accepting the same, covenants and agrees with the Company and with every other Warrant Holder that the Warrant Certificates are transferable on the registry books of the Company only upon the terms and conditions set forth in this Agreement, and the Company may deem and treat the Person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

                                   ARTICLE 6

                         ADDITIONAL COMPANY OBLIGATIONS

                  6.1 Notification of Certain Events. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus) or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or interest of any kind; or

                  (b) (i) any capital reorganization of the Company, (ii) any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), (iii) the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock (or Other Securities)), (iv) the sale of the properties and assets of the Company as, or substantially as, an entirety to another Person, or (v) an exchange offer for Common Stock (or Other Securities); or

                  (c) the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company shall mail to each Warrant Holder a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution, rights, event, transaction or amendment (or vote thereon) and the amount and character of any such dividend, distribution, exchange, rights, or vote, or, if a record is not to be taken, the date as of which the holders of Common Stock (or Other Securities) of record to be entitled to such dividend, distribution, exchange or rights are to be determined, and the amount and character of such dividend, distribution or rights, or (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up and in the case of a transaction which would cause the cancellation of any outstanding Warrants, the effect of such transaction, if known. Such notice shall be delivered not less than 20 days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and, to the extent practicable, not less than 30 days (but in no event less than 20 days) prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence. Failure to give such notice within the time provided or any defect therein shall not affect the legality or validity of any such action.

                  6.2 Reservation; Due Authorization, Etc. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock (or out of authorized Other Securities), solely for issuance and delivery upon exercise of Warrants, the full number of shares of Common Stock (and Other Securities) from time to time issuable upon the exercise of all Warrants. All shares of Common Stock (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be duly and validly issued, and (in the case of shares) fully paid and nonassessable, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

                  6.3 Compliance With Law. The Company will use its best efforts, at its expense and on a continual basis, to assure that all shares of Common Stock (and Other Securities) that may be issued upon exercise of Warrants may be so issued and delivered without violation of any Federal or state securities law or regulation, or any other law or regulation applicable to the Company or any of its subsidiaries, PROVIDED THAT with respect to any such exercise involving a sale or transfer of Warrants or any securities issuable upon exercise thereof, the Company shall have no obligation to register such Warrants or such securities, other than as provided in the Registration Rights Agreement.

                  6.4 Listing of Warrant Shares. The Company, at its expense, shall use its best efforts to cause all Warrant Shares to be listed (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the Common Stock (or Other Securities) becomes listed.

                                    ARTICLE 7

                                  MISCELLANEOUS

                  7.1 Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, addressed to any Warrant Holder at such Warrant Holder's last known address appearing on the register of the Company, and if to the
Company:

                           American HomePatient, Inc.
                           5200 Maryland Way
                           Brentwood, Tennessee 37027
                           Attention:  President

or such other address as shall have been furnished in writing, in accordance with this Section 7.1, to the party giving or making such notice, demand or delivery.

                  7.2 Governing Law and Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND THE OTHER PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT

SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  7.3 Alternative Dispute Resolution. Notwithstanding anything else herein to the contrary, for purposes of this Agreement, if any dispute arises between the Company and/or the Board of Directors of the Company, on the one hand, and any Warrant Holder, on the other hand, with respect to any determination by the Company and/or its Board of Directors of Fair Value of any security, such dispute shall be settled by referring the dispute to a nationally recognized investment banking firm as may be selected by the Company and such Warrant Holder, whose determination as to Fair Value shall be conclusive, absent manifest error; provided, however, that any dispute with respect to the valuation described in Section 4.4(b) shall be settled in accordance with the mechanism provided in Section 4.4(b).

                  7.4 Remedies. Subject to the provisions of Section 7.3, the Company stipulates that the remedies at law of each Warrant Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  7.5 Right of Action. Subject to the provisions of Section 7.3, all rights of action in respect of this Agreement are vested in the registered holders of the Warrants. Any registered holder of any Warrant, without the consent of the Company, may in such Warrant Holder's own behalf and for such Warrant Holder's own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Warrant Holder's right to exercise such holder's Warrants in the manner provided in the Warrant Certificate representing such Warrants and the Company's obligations under this Agreement and the Warrants.

                  7.6 Benefits of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns, and the registered and beneficial holders from time to time of the Warrants and of holders of the Common Stock (or Other Securities) issuable upon exercise of the Warrants, where applicable. Nothing in this Agreement is intended or shall be construed to confer upon any other Person, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                  7.7 Amendments. No approval, consent, amendment or waiver of this Agreement shall be effective unless in writing and signed by the Company and all Warrant Holders affected by such amendment.

                  7.8 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  7.9 Headings. The table of contents hereto and the descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  7.10 Reservation of Rights. Notwithstanding anything to the contrary herein, this Agreement shall not be interpreted to confer any greater rights on Company than Company may have under the Credit Agreement, and no provision of this Agreement shall modify any of the Company's obligations to Agent and Lenders under the Credit Agreement or other Credit Documents. Notwithstanding anything to the contrary herein, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall control.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                    AMERICAN HOMEPATIENT, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BANKERS TRUST COMPANY, as Agent and
                                    Individually




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BANK OF AMERICA SECURITIES



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BANK OF MONTREAL



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BARCLAYS CAPITAL PLC



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BEAR STEARNS & CO., INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CITIBANK, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CONTINENTAL CASUALTY COMPANY



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EVEREST CAPITAL LIMITED

                                    By: ___________________ as general partner




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    FERNWOOD ASSOCIATES



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    FRANKLIN FLOATING RATE TRUST



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    LONGACRE MASTER FUND LTD.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH,
                                    INCORPORATED



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    RCG CARPATHIA MASTER FUND, LTD.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SATELLITE SENIOR INCOME FUND LLC
                                    BY: SATELLITE ASSET MANAGEMENT, LP



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SUMITOMO MITSUI BANKING CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE 1

                                                # of Tranche 1       Pro Rata
Lender                                             Warrants          Share(%)
-----                                              --------          --------
Bankers Trust Company                             320,002.00       19.6000565659

Bank of America Securities                         22,867.00        1.4006053401

Bank of Montreal                                  102,041.00        6.2499999981

Barclays Capital PLC                               59,186.50        3.6251624829

Bear, Stearns & Co., Inc.                         419,830.50       25.7145532432

Citibank, N.A                                      99,823.50        6.1141790024

Continental Casualty Company                       63,222.00        3.8723406349

Everest Capital Limited                            53,803.50        3.2954684668

Fernwood Associates                               198,731.00       12.1722509315

Franklin Floating Rate Trust                       53,803.50        3.2954684568

Longacre Master Fund Ltd.                          26,902.00        1.6477342334

Merrill, Lynch, Pierce, Fenner & Smith,            90,040.50        5.5149568485
Incorporated

RCG Carpathia Master Fund, Ltd.                    32,282.00        1.9772810801

Satellite Senior Income Fund, LLC                  69,945.00        4.2841090069

Sumitomo Mitsui Banking Corporation                20,177.00        1.2358337117
                                              --------------      --------------
                                                3,265,315.00              100.00%

                                    EXHIBIT A
                      FORM OF TRANCHE 1 WARRANT CERTIFICATE

Warrant No.

Number of Warrant(s):      ____________

Exercisable During the Period Commencing  June 1, 2001 and Ending May 31, 2011

                               WARRANT TO PURCHASE
                                  COMMON STOCK

                                       OF

                           AMERICAN HOMEPATIENT, INC.

This Certifies that [LENDER] ("Warrant Holder") or registered assigns, is the owner of the number of WARRANTS set forth above, each of which represents the right, at any time during the period commencing on June 1, 2001 and ending on May 31, 2011, to purchase from American HomePatient, Inc., a Delaware corporation (the "Company"), at the price of $.01 (the "Exercise Price"), one share of Common Stock, $0.01 par value, of the Company, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to the Company, and simultaneous payment in full (in accordance with the terms of the Warrant Agreement) of the Exercise Price in respect of each Warrant represented by this Warrant Certificate that is so exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of May 25, 2001 (the "Warrant Agreement"), among the Company, Bankers Trust Company, as agent, and the financial institutions parties thereto and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Warrant Certificate consents to by acceptance hereof. Copies of the Warrant Agreement are on file at the Company and may be obtained by writing to the Company.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Company.

Witness the facsimile seal of the Company and the signature of its duly authorized officer.

Dated:  May __, 2001                             American HomePatient, Inc.

                                                 By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                           AMERICAN HOMEPATIENT, INC.

The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the address of the Company as provided in the Warrant Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company, by the registered holder hereof or the registered holder's attorney duly authorized in writing and upon payment of any transfer tax or other governmental charge imposed upon such transfer or registration thereof to the extent required by the Warrant Agreement. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

This Warrant Certificate may be exchanged at the address of the Company as provided in the Warrant Agreement, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or, except as provided in the Warrant Agreement, to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

[Include on all Warrant Certificates issued during the period June 1, 2001-May 31, 2003 and on all Warrants issued to affiliates of the Company (as defined in SEC Rule 144(a)(1)): THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144.]

                                SUBSCRIPTION FORM
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)


TO AMERICAN HOMEPATIENT, INC.
Attention:
           ---------------------------

The undersigned (i) irrevocably exercises ________ of the Warrants (the "Exercised Warrants") represented by the within Warrant Certificate; (ii) purchases one share of Common Stock of American HomePatient, Inc. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Exercised Warrant and herewith makes payment in full of the purchase price of $______ in respect of each Exercised Warrant as provided in the Warrant Agreement by, herewith, (1) paying an amount equal to $_______ in cash, by check or by wire transfer of funds (payable to the order, or for the account of, American HomePatient, Inc.), (2) surrendering securities of American HomePatient, Inc. having a Fair Value (or, in the case of securities other than Common Stock (or Other Securities), such fair value as is determined pursuant to the Warrant Agreement) that equals $_________, and/or (3) surrendering notes or debt securities of American HomePatient, Inc. having a principal balance plus accrued interest equal to $_________; (iii) surrenders, with respect to the Exercised Warrants, this Warrant Certificate and all right, title and interest therein to American HomePatient, Inc.; and (iv) directs that the securities or other property deliverable upon the exercise of such Exercised Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:             , 20
       ------------    ---
                                    (Owner)*

                            (Signature of Authorized
                                 Representative)

                                (Street Address)

                            (City) (State) (Zip Code)


Securities or property to be
issued and delivered to:
                         -------------------------------------
                                 Signature Guaranteed**

Please insert taxpayer
identification number

Name
     --------------------------------------------------------------------------

Street Address
               ----------------------------------------------------------------

City, State and Zip Code
                          -----------------------------------------------------

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from American HomePatient, Inc.

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

                           Name of                                                      No. of
                           ASSIGNEE                       ADDRESS                       WARRANTS
                           ---------------------------------------------------------------------

Please insert taxpayer
identification number
of Assignee

and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of American HomePatient, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:           , 20
       ----------    ---
Name                                                      *
     -----------------------------------------------------
Signature of Authorized
Representative
              --------------------------------------------

Signature Guaranteed                                       **
                     --------------------------------------

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from American HomePatient, Inc.

                                    EXHIBIT B
                      FORM OF TRANCHE 2 WARRANT CERTIFICATE

Warrant No.

Number of Warrant(s):
                      ------------------------

Exercisable During the Period Commencing September 30, 2001 and Ending September 29, 2011.

                               WARRANT TO PURCHASE
                                  COMMON STOCK

                                       OF

                           AMERICAN HOMEPATIENT, INC.

This Certifies that [LENDER] ("Warrant Holder") or registered assigns, is the owner of the number of WARRANTS set forth above, each of which represents the right, for the period commencing September 30, 2001 and ending September 29, 2011, subject to cancellation as provided in the Warrant Agreement, to purchase from American HomePatient, Inc., a Delaware corporation (the "Company"), at the price of $.01 (the "Exercise Price"), one share of Common Stock, $0.01 par value, of the Company, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to the Company, and simultaneous payment in full (in accordance with the terms of the Warrant Agreement) of the Exercise Price in respect of each Warrant represented by this Warrant Certificate that is so exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

This Warrant Certificate is subject to cancellation prior to September 30, 2001 in the circumstances described in the Warrant Agreement.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of May 25, 2001 (the "Warrant Agreement"), among the Company, Bankers Trust Company, as agent, and the financial institutions parties thereto and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Warrant Certificate consents to by acceptance hereof. Copies of the Warrant Agreement are on file at the Company and may be obtained by writing to the Company.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Company.

Witness the facsimile seal of the Company and the signature of its duly authorized officer.

Dated: May   , 2001                              American HomePatient, Inc.
           --
                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                           AMERICAN HOMEPATIENT, INC.

The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the address of the Company as provided in the Warrant Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company, by the registered holder hereof or the registered holder's attorney duly authorized in writing and upon payment of any transfer tax or other governmental charge imposed upon such transfer or registration thereof to the extent provided in the Warrant Agreement. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

This Warrant Certificate may be exchanged at the address of the Company as provided in the Warrant Agreement, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or, except as provided in the Warrant Agreement, to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

[TO BE INCLUDED ON WARRANT CERTIFICATES ISSUED DURING THE PERIOD COMMENCING JUNE 1, 2001 AND ENDING ON MAY 31, 2003 AND ON ALL WARRANTS ISSUED TO AFFILIATES (AS DEFINED IN SEC RULE 144(A)(1)): THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.]

                                SUBSCRIPTION FORM
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

TO AMERICAN HOMEPATIENT, INC.
Attention: _________________

The undersigned (i) irrevocably exercises ________ of the Warrants (the "Exercised Warrants") represented by the within Warrant Certificate; (ii) purchases one share of Common Stock of American HomePatient, Inc. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Exercised Warrant and herewith makes payment in full of the purchase price of $______ in respect of each Exercised Warrant as provided in the Warrant Agreement by, herewith, (1) paying an amount equal to $_______ in cash, by check or by wire transfer of funds (payable to the order, or for the account of, American HomePatient, Inc.), (2) surrendering securities of American HomePatient, Inc. having a Fair Value (or, in the case of securities other than Common Stock (or Other Securities), such fair value as is determined pursuant to the Warrant Agreement) that equals $_________, and/or (3) surrendering notes or debt securities of American HomePatient, Inc. having a principal balance plus accrued interest equal to $_________; (iii) surrenders, with respect to the Exercised Warrants, this Warrant Certificate and all right, title and interest therein to American HomePatient, Inc.; and (iv) directs that the securities or other property deliverable upon the exercise of such Exercised Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:             , 20
      -------------     ---
                                    (Owner)*

                            (Signature of Authorized
                                 Representative)

                                (Street Address)

                            (City) (State) (Zip Code)


Securities or property to be
issued and delivered to:
                        -------------------------------------
                                Signature Guaranteed**

Please insert taxpayer
identification number

Name
     -----------------------------------------------------
Signature of Authorized
Representative
              --------------------------------------------

Signature Guaranteed
                     --------------------------------------

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from American HomePatient, Inc.

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

                           Name of                                                      No. of
                           ASSIGNEE                       ADDRESS                       WARRANTS
                           ---------------------------------------------------------------------
Please insert taxpayer
identification number
of Assignee

and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of American HomePatient, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:           , 20
      -----------    --
Name                                        *
     --------------------------------------
Signature of Authorized
Representative
               ----------------------------
Signature Guaranteed                        **
                    -----------------------

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from American HomePatient, Inc.

                                    EXHIBIT C
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 25, 2001 (this "Agreement"), by and between American HomePatient, Inc, a Delaware corporation (the "Company"), and each of the financial institutions set forth on the signature pages hereof (each an "Investor" and collectively the "Investors").

                  WHEREAS, pursuant to that certain Warrant Agreement, dated as of May 25, 2001 (the "Warrant Agreement"), by and among the Company, Bankers Trust Company, as agent, and the Investors, the Company has agreed to issue warrants (the "Warrants") to acquire 3,265,315 shares of its Common Stock, par value $.01 per share; and

                  WHEREAS, in connection with the Warrant Agreement, the Company has agreed to register for sale by each of the Holders (as defined below), the Registrable Shares (as defined below) ; and

                  WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

                  Section 1. Certain Definitions. In this Agreement the following terms shall have the following respective meanings:

                  "Accredited Investor" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

                  "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "Holders" shall mean initially each Investor and thereafter each Person to whom an Investor or other Holder may transfer any Warrants.

                  "Indemnified Party" shall have the meaning ascribed to it in
Section 6(c) of this Agreement.

                  "Indemnifying Party" shall have the meaning ascribed to it in
Section 6(c) of this Agreement.

                  "Person" shall mean any individual, partnership, limited liability company, association, joint venture, corporation, insurance company, business, trust, unincorporated organization, government or department, agency or subdivision thereof, or other person or entity.

                  "Piggyback Notice" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

                  "Piggyback Registration" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

                  "Registrable Shares" shall mean (i) the Common Stock (or Other Securities) (as defined in the Warrant Agreement) issued or issuable upon exercise of the Warrants, and (ii) any other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange, distribution or similar transaction in respect of the Common Stock (or Other Securities), except that as to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold or are capable of being sold in accordance with Rule 144 (or any successor provision) under the Securities Act, without any restriction as to amount under Rule 144(e).

                  "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in connection with any attempted or completed registration pursuant to Sections 2, 3 and 4 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including, without limitation, the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement; (j) fees and expenses of one counsel for the Holders selected by the Holders of a majority of the Registrable Shares being registered (on a Common Stock equivalent basis); and
(k) reasonable out-of-pocket expenses incurred by the Holders.

                  "Registration Request" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

                  "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

                  "Warrants" shall have the meaning ascribed to them in the recitals to this Agreement.

                  Section 2.   Demand Registration.

                  (a) Upon receipt of a written request (a "Registration Request") from Holders holding at least a majority of the then outstanding Registrable Shares requesting that the Company effect the registration under the Securities Act of Registrable Shares at any time that the Company's Common Stock is traded on a public market with a Fair Value (as defined in the Warrant Agreement) of the Registrable Shares of $5.00 or more (as adjusted to reflect any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange, distribution or similar transaction), the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Commission, within 45 days after its receipt of such Registration Request a registration statement for the purpose of effecting a registration of the Registrable Shares which the Company has been so requested to register by the requesting Holders and any other Holder who requests to have its Registrable Shares included in such registration statement within 10 days after receipt of notice by such Holder of the Registration Request. The Company shall use its reasonable best efforts to effect such registration as soon as practicable but not later than 120 days after its receipt of such Registration Request (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws); and shall keep such registration continuously effective until the earlier of (i) the second anniversary of the date hereof, and (ii) the date on which all Registrable Shares registered pursuant to such registration have been sold pursuant to such registration statement or Rule 144; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

                  Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 60 days during any twelve-month period, if the Company shall furnish to the Holders a certificate signed by an executive officer or any director of the Company stating that, in the good faith and reasonable judgment of the Company, it would be materially detrimental to the Company and its stockholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

                  (b) The Company shall not be required to effect more than two demand registrations pursuant to this Section 2; provided that if any registration is suspended or otherwise adversely affected by the issuance of a stop order by the Commission or any state securities commission or any injunction is issued by any court or other governmental agency that results in a suspension of the registration statement or otherwise adversely affects the registration, the Holders shall be entitled to an additional demand registration.

                  Section 3.   Piggyback Registrations.

                  (a) If the Company proposes to register under the Securities Act any of its common equity securities (other than pursuant to (i) a registration on Form S-4 or any successor form, or (ii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan), or (iii) a registration statement filed pursuant to Section 2), the Company will give prompt written notice to all Holders of Registrable Shares of its intention to effect such a registration (each a "Piggyback Notice") at least 20 days before the anticipated filing date of such registration statement, and, subject to Section 3(c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the date of sending the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable and good faith judgment determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would materially adversely interfere with such offering. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

                  (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable and good faith judgment determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of shares requested for inclusion in such registration by each such holder.

                  (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the Company determines in its reasonable and good faith judgment that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of shares initially requested for inclusion in such registration by each such holder.

                  (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. In a registration pursuant to Section 2(a), the Holders requesting registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, which shall be reasonably acceptable to the Company. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representation or warranties required by law.

                  (e) The Holders shall have a right to review the registration statement and all other materials filed with the Commission prior to the filing thereof.

                  Section 4. Registration Procedures.

                  (a) The Company shall promptly notify the Holders of the occurrence of the following events:


                      (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                      (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

                      (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) hereof;

                      (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                      (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

                  The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. Each Holder agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in
Section 4(a)(ii), (iii), (iv) or (v) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until such Holder's receipt of written notice from the Company that such disposition may be made. The Company shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Shares pursuant to this paragraph.

                  (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with any securities exchange or market on which the Common Stock, par value $ .01 per share, of the Company is then listed so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

                  (c) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

                  (d) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

                  (f) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (g) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

                  (h) The Company agrees to use its reasonable best efforts to take all action necessary or advisable to effect the registration of the Registrable Shares in the manner contemplated by this Agreement.

                  Section 5. Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares.

                  Section 6. Indemnification and Contribution.

                  (a) The Company will (i) indemnify each Holder, each Holder's officers, directors, employees, partners, principals, equity holders, managed or advised accounts, advisors, representatives and agents, and each Person controlling such Holder or such other Person within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) reimburse each Holder for all reasonable legal or other fees and expenses incurred in connection with investigating or defending any such action or claim as such fees or expenses are incurred, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein; and provided further, that in the case of a nonunderwritten offering, the Company shall not be liable in any such case with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such expenses, claims, losses, damages and liabilities result from the fact that Registrable Shares were sold to a person as to whom it shall be established that there was not sent or given at or prior to the written confirmation of such sale a copy of the prospectus as then amended or supplemented under circumstances were such delivery is required under the Securities Act, if the Company shall have previously furnished copies thereof to such Indemnified Party in sufficient quantities to enable such Indemnified Party to satisfy such obligations and the expense, claim, loss, damage or liability of such Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus or the preliminary prospectus supplement which was corrected in the prospectus. The Company shall also indemnify underwriters of the Registrable Shares, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, and their officers, directors, employees, partners, principals, equity holders, advisors, representatives and agents, and each Person controlling such underwriters or other Persons within the meaning of
Section 15 of the Securities Act, to the same extent as provided above with respect to the indemnification of the Holders of Registrable Shares and other specified Persons. This indemnity is in addition to any liability that the Company may otherwise have.

                  (b) Each Holder selling shares pursuant to a Registration (and, in the case of a nonunderwritten offering, any agents of each Holder that facilitate the distribution of Registrable Shares) will (i) indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein, and (ii) reimburse the Company for all reasonable legal and other fees or expenses incurred in connection with investigating or defending any such action or claim as such fees or expenses are incurred.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to the Indemnified Party pursuant to the provisions of this Section 6 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of the fees and expenses of such counsel. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses of the Indemnifying Party's counsel shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

                  (d) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an Indemnified Party under this
Section 6 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 6(d).

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 6 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

                  Section 7. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within 10 days of receipt of the Company's request, the Company's obligations under Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder, shall be suspended until such Holder provides such information.

                  Section 8.  Rule 144 Sales.

                  (a) The Company covenants that it will use its best efforts to file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

                  (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

                  Section 9. Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares provided that (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder and (ii) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

                  Section 10.  Miscellaneous.

                  (a) Governing Law; Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY AND THE OTHER PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  (b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                  (c) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Company and the Holders of at least a majority of the Registrable Shares then outstanding.

                  (d) Notices, etc. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, addressed to any Holder at such Holder's last known address appearing on the register of the Company, and if to the Company:

                      American HomePatient, Inc.
                      5200 Maryland Way
                      Brentwood, Tennessee 37027
                      Attention: President

or such other address as shall have been furnished in writing, in accordance with this Section 10(d), to the party giving or making such notice, demand or delivery.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                  (g) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                  (h) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                  (i) Remedies. The Company and each Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (j) Attorneys' Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in connection with such action, including any appeal of such action.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 AMERICAN HOMEPATIENT, INC.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 BANKERS TRUST COMPANY,
                                 as Agent and Individually

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                         [Page left intentionally blank]

                                 BANK OF AMERICA SECURITIES

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                                 BANK OF MONTREAL

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                                 BARCLAYS CAPITAL PLC

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                                 BEAR, STEARNS & CO., INC.

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                                 CITIBANK, N.A.

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                                 CONTINENTAL CASUALTY COMPANY

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Address:

                                    Fax Number:

                             EVEREST CAPITAL LIMITED


                             By:                            , as general partner
                                ----------------------------

                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                                Address:

                                Fax Number:

                             FERNWOOD ASSOCIATES

                             By:
                                ----------------------------------------------
                                Name:
                                Title:

                                Address:

                                Fax Number:

                         [Page left intentionally blank]

                             FRANKLIN FLOATING RATE TRUST

                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                                 Address:

                                 Fax Number:

                             LONGACRE MASTER FUND LTD.


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                                Address:

                                Fax Number:

                             MERRILL LYNCH, PIERCE, FENNER & SMITH,
                             INCORPORATED

                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                                Address:

                                Fax Number

                             RCG CARPATHIA MASTER FUND, LTD.

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 Address:

                                 Telephone:
                                 Fax Number:

                             SATELLITE SENIOR INCOME FUND LLC
                             c/o SATELLITE ASSET MANAGEMENT, LP

                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                                Address:

                                Fax Number:

                            SUMITOMO MITSUI BANKING CORPORATION

                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                               Address:

                               Fax Number: